December 7, 1998

         DREYFUS INVESTMENT PORTFOLIOS
                - FOUNDERS GROWTH PORTFOLIO
                - FOUNDERS INTERNATIONAL EQUITY PORTFOLIO
                - FOUNDERS PASSPORT PORTFOLIO

                           SUPPLEMENT TO PROSPECTUS

                           DATED SEPTEMBER 30, 1998

      THE  FOLLOWING  INFORMATION SUPERSEDES AND REPLACES THE INFORMATION IN THE
SECTION IN THE PORTFOLIOS' PROSPECTUS ENTITLED "MANAGEMENT OF THE FUND-FOUNDERS GROWTH PORTFOLIO."

Founders Growth Portfolio -- Scott A. Chapman and Thomas M. Arrington. Mr. Chapman and Mr. Arrington have been the Portfolio's primary portfolio managers, and employed by Founders, since December 1998. Prior to joining Founders, Mr. Chapman was employed for seven years at HighMark Capital Management, Inc. (" HighMark Capital"), a subsidiary of Union BanCal Corporation, as a securities research analyst, and most recently, as a vice president and director of growth strategy. Prior to joining Founders, Mr. Arrington was employed for eight years at HighMark Capital where he held various positions, including vice president and director of income and growth strategy, securities research analyst, and most recently, vice president and director of income equity strategy.

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